Exhibit 99.2

Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of federal securities laws. Words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “targets,” “forecasts,” “projects,” “believes,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” could,” “budgets,” “outlook,” “trends,” “guidance,” “focus,” “on schedule,” “on track,” “is slated,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” “potential” and similar expressions may be used to identify forward- looking statements. Forward-looking statements are not statements of historical fact and reflect Chesapeake’s current views about future events. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions, including future financial and operating results, Chesapeake’s plans, objectives, expectations and intentions, the expected timing and likelihood of completion of the transactions, and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected financial information (including projected cash flow and liquidity), business strategy, other plans and objectives for future operations or any future opportunities. These statements are not guarantees of future performance and no assurances can be given that the forward-looking statements contained in this filing will occur as projected. Actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. The risks and uncertainties that could cause actual results to differ materially from those in forward looking statements include, without limitation, the risk that the parties may be unable to obtain governmental and regulatory approvals required for the transactions, or required governmental and regulatory approvals may delay the transactions or result in the imposition of conditions that could cause the parties to abandon the transactions; the risk that an event, change or other circumstances could give rise to the termination of the agreements; the risk that a condition to closing of the transactions may not be satisfied; the timing to consummate the proposed transactions; the risk that the assets and the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Chesapeake’s common stock; the risk of litigation related to the proposed transactions; the risk of any unexpected costs or expenses resulting from the proposed transactions; disruption from the transactions making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time from ongoing business operations due to transaction-related issues; the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, particularly during extended periods of low prices for crude oil and natural gas during the COVID-19 pandemic; the ability to replace reserves; environmental risks, drilling and operating risks, including the potential liability for remedial actions or assessments under existing or future environmental regulations and litigation; exploration and development risks; competition, government regulation or other actions; the ability of management to execute its plans to meet its goals and other risks inherent in Chesapeake’s businesses; public health crises, such as pandemics (including COVID-19) and epidemics, and any related government policies and actions; the potential disruption or interruption of Chesapeake’s operations due to war, accidents, political events, civil unrest, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond Chesapeake’s control; and Chesapeake’s ability to identify and mitigate the risks and hazards inherent in operating in the global energy industry. Other unpredictable or unknown factors not discussed in this presentation could also have material adverse effects on forward looking statements. Simplifying CHK’s Portfolio – January 2022 2

Simplifying Our Portfolio, Advancing Our Highest-Return Assets



Marcellus
Oklahoma City Headquarters
Haynesville
Eagle Ford

- **Refocused and high-graded portfolio**
- **Enhancing our core positions, scale to compete**
- **High rates of return driving sustainable cash flows**

Answering the Call for Affordable, Reliable, Low Carbon Energy

CHESAPEAKE ENERGY

Simplifying CHK's Portfolio – January 2022

3

Focused Portfolio, Stronger Company

Transactions Highlights:

Increasing FCF.

Enhancing scale.

Protecting balance sheet.

Lowering emissions.

Returning cash to shareholders.

Simplifying and strengthening portfolio.

Advancing our highest-return assets.

Immediately accretive to:
- Cash flow/share
- FCF/share[1]
- FCF yield[1]
- GHG emissions profile

Immediately lowers:
- LOE/boe
- GP&T/boe
- G&A/boe

~200 mmcf/d additional Marcellus capacity by 2023
combined vs. stand-alone companies

Pro forma (PF) net debt-to-EBITDAX[1]
~0.8x on 2022E EBITDAX

Adding ~500 undeveloped Marcellus locations
Increasing PF premium locations with >50% ROR at $2.50 gas by ~25%

2020 PF methane intensity[2]
Lowered by >15%

Immediate annual synergies
$50 – $70 million

~$9B in 5-yr FCF[1][3]

Increasing base dividend by ~14% to $2.00/share

Anticipate paying $0.9B – $1.1B in total dividends in 2022[3]

(1) A non-GAAP measure as defined in the appendix.
(2) Pro forma estimates include 2020 CHK, VEI and Chief, excludes PRB. Defined as volume methane emissions / volume gross gas produced.
(3) Based on 1/11/2022 strip prices.

CHESAPEAKE ENERGY
Simplifying CHK's Portfolio – January 2022
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Building the Premier Marcellus Position Simplifying CHK’s Portfolio – January 2022 5 (1) Assumes full-year 2022 results for Chief (12 months). Updated Outlook assumes 9 months. 201050 Miles Chief Rig CHK Rig Chief Acreage CHK Acreage M a r c e l l u s S h a l e 2022E CHK(1) 2022E Annualized Chief(1) 2022E CHK PF (1) Net Acres 540,000 113,000 653,000 Held by Production 96% 94% 95% Average Working Interest 40% 65% 50% Gross Undeveloped Locations ~1,000 ~500 ~1,500 Gross Premium Locations ~400 ~110 ~510 Net Daily Production (mmcf/d) ~1,200 ~835 ~2,035 Net Decline Rate ~35% ~30% ~33% Adjusted EBITDAX (before hedges) ($mm) ~$1,100 ~$820 ~$1,920 Capex ($mm) ~$250 ~$225 ~$475 Asset-Level Free Cash Flow ($mm) ~$850 ~$595 ~$1,445 >500 PF undeveloped premium Marcellus locations with >50% ROR at $2.50 gas

Increasing Total Capacity and Out-of-Basin Exposure Simplifying CHK’s Portfolio – January 2022 6 ~200 mmcf/d additional Marcellus capacity by 2023 combined vs. stand-alone companies Grows out-of-basin exposure from 30% to 45% Atlantic Sunrise and Leidy Southeast capacity provides out-of-basin exposure for ~25% of pro forma net marketed volumes Chief Acreage CHK Acreage 20 Miles 1050 Capacity on ASR going to mid-Atlantic markets

Best-in-Class Dividend Program

Larger base dividend and variable dividend as a result of free cash flow increase

- With this transaction, increasing base dividend by ~14% to $2.00/share, annualized (post closing)
  - Immediate delivery of synergies to shareholders
  - Maintain leadership among peers on dividend yields
- Variable return policy returns additional FCF(1) to shareholders
  - 50% of quarterly FCF(1) to be returned to shareholders through variable dividend
- Anticipate paying $0.9B – $1.1B in total dividends in 2022 (~13% dividend yield)(2)
  - Total estimated dividends of ~$5B over the next five years(2)
- $1B buyback program through YE'23



2022E TOTAL DIVIDEND YIELD(3)
0%
1%
1%
2%
3%
7%
8%
8%
9%
11%
13%
SWN
MRO
OVV
EQT
FANG
DVN
EOG
CTRA
PXD
CHK
CHK PF

(1) A non-GAAP measure as defined in the appendix.
(2) Based on 1/18/2022 strip prices and CHK stock price.
(3) Total dividend yield is calculated as projected base and variable dividends per common share divided by 1/18/2022 share price. Free cash flow used to calculate variable dividends is calculated as operating cash flow less capex.

CHESAPEAKE ENERGY
Simplifying CHK's Portfolio – January 2022
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Creating Shareholder Value Through Consolidation $50 million $50 – $70 million V E I Tr a n s a c t i o n IMMEDIATE ANNUAL SYNERGIES: $100 – $120 million CHIEF TRANSACTION SYNERGIES INCLUDE: ➤ Cash flow accretion from higher production ➤ Improved efficiencies from greater utilization of gathering systems and compression facilities ➤ Savings from reduced G&A, LOE, GP&T, capex and cycle times C h i e f Tr a n s a c t i o n Simplifying CHK’s Portfolio – January 2022 8

Enhanced Pro Forma GHG Emissions Profile Simplifying CHK’s Portfolio – January 2022 9 (1) Pro forma estimates include 2020 CHK, VEI and Chief, excludes PRB. (2) Defined as volume methane emissions / volume gross gas produced. 2020 PF GHG intensity(1) 4.9 kg CO2e/boe 2020 CHK: 6.0 kg CO2e/gross boe 2020 PF methane intensity(1)(2) 0.09% 2020 CHK: 0.13% 2020 PF gross annual volume of flared gas(1) >60% reduction (as a result of PRB sale) 100% Haynesville production RSG certified at YE’21 Legacy Marcellus production will be RSG certified by 2Q’22 PF Marcellus production will be RSG certified by YE’22

More Cash Flow, Lower Costs, Stronger Company

Updated 2022E – 2022E PF Outlook			
	2022E Previous[1]	2022E Adj. for prices (assumes PRB sale)[2]	2022E New PF (assumes 9 months of Chief)[2]
Oil Production (mmbbl)	20.0 – 22.0	18.0 – 20.0	18.0 – 20.0
Gas Production (bcf)	1,095 – 1,125	1,085 – 1,115	1,315 – 1,345
Total Production (mboe/d)	575 – 595	560 – 580	665 – 685
LOE per boe	$1.65 – $1.95	$1.65 – $1.95	$1.50 – $1.80
GP&T per boe	$3.90 – $4.40	$3.75 – $4.25	$3.75 – $4.25
G&A per boe	$0.55 – $0.75	$0.55 – $0.75	$0.45 – $0.65
Interest Expense ($mm)	$120 – $130	$120 – $130	$125 – $135
Cash Taxes ($mm)	$100 – $160	$20 – $80	$60 – $120
Adjusted EBITDAX[3] ($B)	$3.2 – $3.4	$2.9 – $3.1	$3.4 – $3.6
Total Capex ($B)	$1.3 – $1.6	$1.3 – $1.6	$1.5 – $1.8
Reinvestment Rate	~44%	~48%	~47%
Enterprise Value ($B)	~$9.9	~$10.5	~$13.2
Net Debt[3] ($B) (12/31/2021)	~$1.3	~$0.9	~$2.9
Fully Diluted Shares (mm)	~137.5	~139.3	~148.7

2022 Projected Multiples[2]		
	2022E Adj. for prices (assumes PRB sale)	2022E New PF (assumes 9 months of Chief)
Operating Cash Flow per Share	~$20.65	~$22.65
FCF[3] / Fully Diluted Share	~$9.85	~$10.95
FCF Yield[3]	~14%	~16%
Net Debt / EBITDAX[3]	~0.3x	~0.8x

Immediately accretive to:

Cash flow/share
FCF/share[2]
FCF yield[2]

Immediately lowers:

LOE/boe
GP&T/boe
G&A/boe

(1) Based on 10/29/2021 strip prices and CHK stock price.
(2) Based on 1/11/2022 strip prices and 1/21/2022 10-day VWAP for CHK stock price and assumes transactions close 4/1/2022.
(3) A non-GAAP measure as defined in the appendix.

CHESAPEAKE ENERGY
Simplifying CHK's Portfolio – January 2022
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Meeting Our Acquisition Non-Negotiables

Don't overpay.	Attractive relative to NAV, recent transactions and public Appalachian multiples Adds ~200 mmcf/d incremental capacity compared to stand-alone companies by 2023 ✓
Protects balance sheet.	Pro forma net debt-to-EBITDAX(1) ~0.8x on 2022E EBITDAX ✓
Accretive to key metrics.	Cash flow/share FCF/share(1) FCF yield(1) ✓
Lowers emissions profile, increases RSG capacity.	Lowers 2020 PF methane intensity by >15%(2) 100% of PF Marcellus production will be RSG certified by YE'22 ✓
Better, not just bigger.	Capital efficient asset, minimum investment needed to maintain Chief's production Immediate annual synergies $50 – $70 million Accelerates returning cash to shareholders by increasing base dividend ~14% to $2.00/share Anticipate paying $0.9B – $1.1B in total dividends in 2022(3) ✓

(1) A non-GAAP measure as defined in the appendix.
(2) Pro forma estimates include 2020 CHK, VEI and Chief, excludes PRB. Defined as volume methane emissions / volume gross gas produced.
(3) Based on 1/11/2022 strip prices.

CHESAPEAKE ENERGY
Simplifying CHK's Portfolio – January 2022
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Value Drivers Simplifying CHK’s Portfolio – January 2022 12 ACQUISITION OF CHIEF + DIVESTITURE OF PRB Simplifying portfolio to highest-return assets Strengthens Marcellus position Accretive to free cash flow and dividend yield Leverages in-basin experience, knowledge and scale Adds premium inventory Improves cost structure Protects balance sheet strength Strengthens ESG performance and pursuit of RSG

~$500(2) $221(3) $500 $1,450 $1,250 2022 2023 2024 2025 2026 2027 2028 2029 Pro Forma Maturity Profile Simplifying CHK’s Portfolio – January 2022 14 (1) A non-GAAP measure as defined in the appendix. (2) As of 1/11/2022 strip assuming 4/1/2022 closings and net of PRB proceeds. (3) Represents $221mm of CA-CIB and Natixis Tranche B. PF net debt-to-EBITDAX(1) ~0.8x in 2022 Preserving balance sheet strength RBL Capacity Pro Forma

57% 25% 3% 49% 26% 16% 55% 25% 6% RMDR 2022 2023 2024 GAS% HEDGED Hedging Program Reduces Risk, Protects Returns Simplifying CHK’s Portfolio – January 2022 15 Note: Hedge volumes and prices reflect positions as of 1/18/2022. Includes three-way collars. AVERAGE HEDGED PRICE FY 2022 2023 2024 CHK $/mcf $2.68 – $3.13 $2.86 – $3.43 $2.53 Chief $/mcf $2.84 – $3.08 $2.77 – $2.78 $2.77 PF $/mcf $2.71 – $3.12 $2.84 – $3.27 $2.67 CHK Chief Pro Forma

Non-GAAP Financial Measures This document includes non-GAAP financial measures. Such non-GAAP measures should not be considered as an alternative to, or more meaningful than, GAAP measures. The Company’s management believes that these measures provide useful information to external users of the Company’s consolidated financial statements, such as industry analysts, lenders and ratings agencies. Due to the forward-looking nature of adjusted EBITDAX, net debt, projected free cash flow, free cash flow yield and free cash flow per share used herein, management cannot reliably predict certain of the necessary components of the most directly comparable forward-looking GAAP measures. Accordingly, the Company is unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures without unreasonable effort. Amounts excluded from these non-GAAP measures in future periods could be significant. Adjusted EBITDAX: Adjusted EBITDAX is a non-GAAP measure used by management to evaluate the Company’s operational trends and performance relative to other oil and natural gas producing companies. Adjusted EBITDAX excludes certain items that management believes affect the comparability of operating results. The most directly comparable GAAP measure is net income (loss). Items excluded from net income (loss) to arrive at adjusted EBITDAX include interest expense, income taxes, depreciation, depletion and amortization expense, and exploration expense as well as one-time items or items whose timing or amount cannot be reasonably estimated. Net Debt: Net debt is defined as total GAAP debt excluding premiums, discounts, and deferred issuance costs less cash and cash equivalents. Net debt is presented as a widely understood measure of liquidity, but should not be considered as an alternative to, or more meaningful than, total debt presented in accordance with GAAP. Free Cash Flow, Free Cash Flow Yield and Free Cash Flow Per Share: • Free cash flow is defined as net cash provided by operating activities (GAAP), less cash capital expenditures. • Free cash flow yield is defined as free cash flow divided by market capitalization. • Free cash flow per share is defined as free cash flow divided by the Company’s outstanding shares of common stock. Free cash flow, free cash flow yield and free cash flow per share are non-GAAP supplemental financial measures used by the Company’s management to assess liquidity, including the Company’s ability to generate cash flow in excess of its capital requirements and return cash to shareholders. Free cash flow, free cash flow yield and free cash flow per share should not be considered as alternatives to, or more meaningful than, net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP. Simplifying CHK’s Portfolio – January 2022 16